                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                 ______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   July 26, 2001
                                                    -------------


                           OAKWOOD HOMES CORPORATION
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


       North Carolina                   1-7444                  56-0985879
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               file number)         Identification Number)


      7800 McCloud Road, Greensboro, North Carolina             27409-9634
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:    (336) 664-2400
                                                       --------------
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Item 5.  Other Events.

     On July 26, 2001, the Registrant issued a press release in which it reported its results for the third quarter of fiscal 2001 and other developments. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements.  Not applicable.

         (b)  Pro Forma Financial Information.  Not applicable.

         (c)  Exhibits.  The following exhibits are filed herewith:

              99.1    Press release issued on July 26, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               OAKWOOD HOMES CORPORATION



Date:  August 1, 2001          By: /s/ Suzanne H. Wood
                                   ---------------------------------
                                   Name:  Suzanne H. Wood
                                   Title: Executive Vice President
                                          (Chief Financial Officer)
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                      SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC


                                   EXHIBITS

                                CURRENT REPORT
                                      ON
                                   FORM 8-K


Date of Event Reported:                            Commission File No:
July 26, 2001                                             1-7444


                           OAKWOOD HOMES CORPORATION

                                 EXHIBIT INDEX

     Exhibit No.                    Exhibit Description
     -----------                    -------------------

       99.1                         Press release issued on July 26, 2001.